United States

Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Senmiao Technology Limited
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

March 4, 2022

Dear Stockholders:

On behalf of the Board of Directors of Senmiao Technology Limited (the “Company”), I cordially invite you to the 2022 Special Meeting of Stockholders of the Company (the “Meeting”) to be held at 9:30 p.m., Eastern Time, on Monday, April 25, 2022 (9:30 a.m. Beijing Time, on Tuesday, April 26, 2022) at the Company’s offices at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

Details about the Meeting, nominees for election to the Board of Directors and other matters to be acted on at the Meeting are presented in the notice of the Meeting and proxy statement that follow. We will begin distributing the notice and proxy statement for the Meeting on or about March 15, 2022.

Your vote is important - please date, sign and return your proxy card in the enclosed envelope or vote online or by telephone as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call me at +86 28 88678707.

Sincerely yours,
/s/ Xi Wen
Xi Wen
Chairman and Chief Executive Officer,
President and Secretary

March 4, 2022

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, APRIL 25, 2022

The 2022 Special Meeting of Stockholders (the “Meeting”) of Senmiao Technology Limited (the “Company”) will be held at 9:30 p.m., Eastern Time, on Monday, April 25, 2022 (9:30 a.m. Beijing Time, on Tuesday, April 26, 2022), at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, for the following purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the Company’s Investor Warrants issued to the investors in connection with a private placement closed on November 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants;
2.	To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares; and
3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 1, 2022 as the record date for the Meeting and only holders of shares of common stock of record at that time will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. Stockholders are cordially invited to attend the Meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL 25, 2022: The Company’s Proxy Statement for the Meeting and the Annual Report on Form 10-K for the fiscal year ended March 31, 2021 are available at https://materials.proxyvote.com/817225.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Xi Wen
Xi Wen
Chairman and Chief Executive Officer,
President and Secretary

March 4, 2022

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, China 610000

+86 28 88678707

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, APRIL 25, 2022

These proxy materials are being made available to you electronically or, if you have requested, printed versions of these materials, have been delivered to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Senmiao Technology Limited (the “Company,” “we,” “us” or “our” or similar terminology), a Nevada corporation, for our 2022 Special Meeting of Stockholders (the “Meeting”) to be held at 9:30 p.m. Eastern Time, on Monday, April 25, 2022 (9:30 a.m. Beijing Time, on Tuesday, April 26, 2022), at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

What are proxy materials?

A proxy statement is a document which includes information that we are required to provide to you under the Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares (your “shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at the Meeting. The proxy materials include our proxy statement for the Meeting (this “Proxy Statement”) and the proxy card or a voting instruction card for the Meeting.

This Proxy Statement contains information about the Meeting and was prepared by our management.

Who can vote at the Meeting?

Stockholders who owned shares of our Common Stock as of the close of business on March 1, 2022 (the “Record Date”) may attend and vote at the Meeting. There were 61,783,794 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint Xi Wen, our Chairman, Chief Executive Officer, President and Secretary, and Xiaoyuan Zhang, our Chief Financial Officer, and each of them, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing him to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the Company’s Investor Warrants issued to the investors in connection with a private placement closed on November 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants (“Proposal 1”); and

2.	To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares (“Proposal 2”).

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend That I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	For the approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the Company’s Investor Warrants issued to the investors in connection with a private placement closed on November 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants; and

•	For the approval of an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3) You may vote online. You may also have access to the materials for the Meeting by visiting the website https://materials.proxyvote.com/817225. You may also cast your vote by visiting www.proxyvote.com with the voter control number included on your proxy card.

(4) You may vote by telephone. Call 1-800-690-6903 to vote by telephone until 6:00 p.m. Eastern Time on April 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a registered stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their best judgment with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.

Which proposals are considered “routine” or “non-routine”?

The approval of any future adjustments of exercise prices of the Company’s Investor Warrants below their floor prices in accordance with the terms of such Investor Warrants (Proposal 1); and the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares (Proposal 2) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, there may be broker non-votes on both proposals.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

How many votes are required to approve any future adjustments of exercise prices of Investor Warrants below their floor prices in accordance with the terms of such Investor Warrants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to approve any future adjustments of exercise prices of Investor Warrants below their floor prices in accordance with the terms of such Investor Warrants. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

How many votes are required to amend our Articles of Incorporation to increase the number of authorized shares of common stock and preferred stock?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of common stock and preferred stock. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

Is my vote kept confidential?

Yes. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Chairman of the Board, Chief Executive Officer, President and Secretary, Mr. Xi Wen, at +86 28 88678707 or by sending a letter to him at offices of the Company at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 with any questions about proposals described in this Proxy Statement or how to execute your vote.

PROXY STATEMENT

INTRODUCTION

2022 Special Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the Meeting. The Meeting is to be held at 9:30 p.m., Eastern Time, on Monday, April 25, 2022 (at 9:30 a.m., Beijing Time, on Tuesday, April 26, 2022), at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 and at any adjournment or adjournments thereof. The Company is soliciting proxies for use at the Meeting, including any postponements or adjournments.

Record Date; Mailing Date

The Board has fixed the close of business on March 1, 2022 as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. We will begin distributing the notice of the Meeting, the Proxy Statement, and proxy card to stockholders on or about March 15, 2022.

Proposals to be submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the Company’s Investor Warrants issued to the investors in connection with a private placement closed on November 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants;

2.	To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, China 610000. The Company’s telephone number at such address is +86 28 88678707.

Information Concerning Solicitation and Voting

As of the Record Date, there were outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. Proposals 1 and 2 must receive a majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Meeting in order to pass. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote for Proposals 1 and 2.

Expenses

The expense of preparing, printing and mailing the proxy materials and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1

approval, for purposes of complying with Nasdaq Listing Rule
5635(d), of any future adjustments of exercise prices of the COMPANY’S Investor Warrants ISSUED ON NOVEMBER 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants

The information set forth in this Proposal 1 is qualified in its entirety by reference to the full text of certain Securities Purchase Agreements and the form of certain Investor Warrants attached as Exhibits 10.1 and 4.1, respectively, to our Current Report on Form 8-K filed with the SEC on November 8, 2021. Stockholders are urged to carefully read these documents.

Background

On November 8, 2021, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with each of certain institutional investors, pursuant to which we issued and sold, in a private placement 5,000 shares (the “Preferred Shares”) of our Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) and Investor Warrants (the “Investor Warrants”) to initially acquire up to an aggregate number of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) that equals to the number of shares of Common Stock to be issued upon conversion of the Preferred Shares at $0.68 per share (“Preferred Share Conversion Floor Price”). The purchase price for the Preferred Shares shall be $1,000 per each Preferred Share.

The exercise price of the Investor Warrants is subject to customary adjustment in case of stock splits, stock dividends, stock combinations and similar recapitalization transactions. In addition, the exercise price of the Investor Warrants are also subject to an adjustment in the event that the Company issues or is deemed to issue shares of Common Stock for less than the applicable exercise price of such Investor Warrants. However, without stockholder approval, the Investor Warrants’ exercise price may not be adjusted to be less than $0.7125 (“Floor Price”). The exercisability of the Investor Warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.99% or 9.99% as the Investor chooses.

The closing of the above offering (the “Offering”) occurred on November 10, 2021. As of the date of this proxy statement/prospectus, none of the Investor Warrants have been exercised.

Reasons for Requesting Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and trades under the symbol “AIHS.” Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).

The offering of the Preferred Shares, the Investor Warrants and the underlying Common Stock of the Investor Warrants did not constitute a public offering under the Nasdaq Listing Rules. As a result, in order to comply with the Nasdaq Listing Rule 5635(d), the Preferred Share Conversion Floor Price is set to be $0.68 per share and the exercise price of the Investor Warrants were at or above the Minimum Price. In addition, without stockholder approval, the exercise price of the Investor Warrants may not be reduced to be less than the Floor Price (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events). As a result, the Offering was not subject to the stockholder approval requirement provided in Nasdaq Listing Rule 5635(d), and we were able to issue an aggregate number of the securities, together with the shares of Common Stock issuable upon exercise of the Investor Warrants, in excess of 20% of the outstanding shares of our Common Stock and the voting power thereof prior to the issuance without obtaining the prior stockholder approval.

Under the Securities Purchase Agreement, for so long as any Investor Warrants remain outstanding, unless we have obtained the stockholder approval, we may not, in any manner, enter into or affect any issuance of additional shares at a price lower than the Floor Price.

The stockholder approval will not increase the number of shares of Common Stock issuable upon exercise of the Investor Warrants. With your approval, we may reduce the exercise price of the Investor Warrants if and only if during the term of Investor Warrants, we consummate a transaction in which we issue shares of Common Stock or securities convertible into or exercisable for shares of Common Stock at a consideration per share less than the then applicable exercise price of the Investor Warrants, subject to certain exceptions.

Possible Effects of Disapproval of this Proposal

Our Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement. The issuance and sale of the Preferred Shares and Investor Warrants have already occurred and the Securities Purchase Agreement and related transaction documents are binding obligations on us. The Preferred Shares and the Investor Warrants will continue to be outstanding, and the terms of the Investor Warrants will remain outstanding obligations of ours in favor of the holders of such Investor Warrants. In addition, as described above, the stockholder approval will not result in the increase of number of shares of Common Stock to be issued or issuable upon exercise of the Investor Warrants. It may reduce the exercise price of Investor Warrants if in the future we issue shares of Common Stock at a per share price less than the then applicable exercise price of Investor Warrants. However, if this proposal is not approved by our stockholders, we would not be able to raise additional funds by issuing shares of Common Stock or other securities in a dilutive issuance at a per share price less than the Floor Price. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results. While we will not necessarily issue any shares of Common Stock or other securities below the Floor Price in the near future, we need the approval of stockholders in order to maintain maximum flexibility in our capital raising abilities.

In addition, our failure to receive the stockholder approval of this proposal would result in our inability to issue shares at a price below the Floor Price and accordingly may prevent holders from exercising the Investor Warrants on a cash basis to the extent the exercise price of the Investor Warrants exceeds the then applicable market price of our Common Stock. We do not expect that holders of the Investor Warrants will exercise the Investor Warrants in that case, and, as a result, we would not receive any additional funds.

Vote Required; Board of Directors Recommendation

Approval of Proposal 1 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote that are actually voted on the matter (assuming a quorum is present). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

The Board of Directors recommends a vote “FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of any future adjustments of exercise prices of the Investor Warrants ISSUED TO THE INVESTORS IN CONNECTION WITH A PRIVATE PLACEMENT CLOSED ON NOVEMBER 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY’S Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and preferred stock

Overview

The board of directors has unanimously approved, subject to stockholder approval, an amendment to Article 3 of our Articles of Incorporation, as amended (“Articles of Incorporation”) to (i) increase the number of authorized shares of our common stock from 100,000,000 shares to 500,000,000 shares and (ii) increase the number of authorized shares of our preferred stock from 10,000,000 shares to 50,000,000 shares. If this amendment is approved by our stockholders, Article 3(a) of our Articles of Incorporation will be amended and restated in its entirety as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred fifty million (550,000,000) shares, of which (i) five hundred million (500,000,000) shares are designated as common stock with a par value of $0.0001 per share (“Common Stock”), and (ii) fifty million (50,000,000) shares are designated as preferred stock, with a par value of $0.0001 per share (“Preferred Stock”).”

The remaining provisions of our Articles of Incorporation would remain unchanged. The board of directors has determined that this amendment is in the best interest of the Company and its stockholders and recommends that the stockholders approve this amendment.

As of March 1, 2022, we have only 44,590,070 authorized but unissued shares of our common stock and 10,000,000 authorized but unissued shares of our preferred stock, which we believe is inadequate to provide us with the flexibility necessary to respond to future needs and opportunities.

If the amendment is approved, then the number of authorized but unissued shares of common stock would be increased to 444,590,070 and the number of authorized but unissued shares of preferred stock would be increased to 50,000,000. The board of directors believes that the proposed increase in the number of authorized shares of common stock and preferred stock will benefit us by improving our flexibility in responding to future business needs and opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including stock splits or dividends, the consummation of common stock-based and preferred stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock or preferred stock, issuances of common stock or preferred stock under our 2018 Equity Incentive Plan or any new equity compensation plans that we may adopt in the future and issuances of common stock or preferred stock for other general corporate purposes that the board of directors may deem advisable. The board of directors is seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the board of directors believes the delay and expense in seeking approval for additional authorized common stock and preferred stock at a special meeting of stockholders could deprive us and our stockholders of the ability to take advantage of potential opportunities. The terms upon which any such shares of common stock or preferred stock may be issued would be determined by the board of directors.

Our stockholders have no preemptive rights to acquire additional shares of common stock or preferred stock, which means that current stockholders do not have a right to purchase any new issuance of shares of common stock or preferred stock in order to maintain their proportionate ownership interests in the Company. Since our stockholders have no preemptive rights, we could implement the amendment at any time following stockholder approval without further authorization from the stockholders of the Company, except to the extent otherwise required by law or regulation or Nasdaq rules and listing standards. The additional shares for which authorization is sought would be identical to the shares of our common stock and preferred stock now authorized.

The proposed increase in the number of authorized shares of common stock and preferred stock is not intended to impede a change of control of the Company, and we are not aware of any current efforts to acquire control of the Company or otherwise accumulate shares of our common stock or preferred stock. It is possible, however, that the additional shares contemplated by the amendment could be issued in connection with defending the Company against a hostile takeover bid to dilute the equity ownership of a person or entity seeking to obtain control of the Company, or in a private placement with purchasers who might side with the board of directors if it chose to oppose a specific change of control. These additional shares also could be issued in order to deter an attempt to replace the board of directors by diluting the percentage of shares held by persons seeking to control us by obtaining seats on the board of directors. Accordingly, the amendment could have the effect of discouraging efforts to gain control of the Company in a matter not approved by the board of directors. The actual issuance of additional shares of our common stock or preferred stock in the future could have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of our common stock and preferred stock. We currently have no formal plans, understandings, contracts, agreements or arrangements with respect to the issuance of additional shares of common stock or preferred stock not previously authorized for issuance by the board of directors.

Assuming the existence of a quorum, the proposal to amend Article 3 of our Articles of Incorporation to (i) increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares and (ii) increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the record date. Because the proposal requires the vote of outstanding shares, as opposed to votes cast, abstentions will have the effect of a negative vote on this proposal.

If the amendment is approved by our stockholders, it will become effective upon the filing of articles of amendment with the Secretary of State of the State of Nevada.

Vote Required for Approval

The holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting must vote in favor of this proposal in order for it to be approved.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO THE COMPANY’S Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and preferred stock FROM 100,000,000 SHARES TO 500,000,000 SHARES AND FROM 10,000,000 SHARES TO 50,000,000 SHARES, RESPECTIVELY.

OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Interest of Certain Persons in Matters to be Acted Upon

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, or any associate of such person, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders of the Company.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Chief Executive Officer. Our Chief Executive Officer will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of stockholders meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single copy of the Notice, Proxy Statement, Annual Report or proxy card, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please notify your bank or broker, and direct your written request to Chief Executive Officer of the Company, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, Telephone: +86 28 88678707. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their bank or broker.